                                                                    EXHIBIT 10.5

                               [LETTERHEAD & LOGO
                                   NINTENDO]


                              11 September, 1996


Mr. Brian J. Farrell / President & CEO
T.HQ, Inc.
5016 N. Parkway Calabasas, Suite 100
Calabasas, California 91302

Re:      T.HQ, Inc. - Nintendo Co., Ltd.
         International License Agreement for SNES

Dear Mr. Farrell,

The Confidential International License Agreement for the Super NES between your company and Nintendo Co., Ltd. was extended until August 13, 1996. Because we are currently finding revisions to our form license agreement, we would like to agree to extend your current agreement additionally until March 31, 1997 under the current terms and conditions. During this time, we plan to complete work on the revised agreement to offer you. If this is acceptable to you, please sign below and return a copy of this letter to me at your earliest convenience.

                                        Very truly yours,

                                        NINTENDO CO., LTD.


                                        by  KIJMIO MARIKO
                                            --------------------------------
                                            Kijmio Mariko
                                            Director and General Manager
                                            International Business Division



Accepted and agreed to

this 13 day of September 1996.

By  SIG
    ---------------
As  PRESIDENT
    ---------------

Company Name:  T.HQ, Inc.
               ----------

                                                                    EXHIBIT 10.5


                        [NINTENDO CO., LTD. LETTERHEAD]



                                                                    May 28, 1996
Mr. Brian J. Farrell/President & CEO
T.HQ, Inc.
5016 N. Parkway Calabasas, Suite 100
Calabasas, California 91302

Re:      T.HQ, Inc. - Nintendo Co., Ltd.
         International License Agreement for SNES

Dear Mr. Farrell,

The Confidential International License Agreement for the Super NES between your company and Nintendo Co., Ltd. was due to expire on May 13, 1996. Because we are currently considering revisions to our form license agreement, we would like to agree to extend your current agreement for an additional three (3) months under the current terms and conditions. During this time, we plan to complete work on the revised agreement to offer you. If this is acceptable to you, please sign below and return a copy of this letter to me at your earliest convenience.

                                       Very truly yours,

                                       NINTENDO CO., LTD.

                                       by   KIMIO MARIKO
                                          --------------------------------
                                          Kimio Mariko
                                          Director and General Manager
                                          International Business Division

Accepted and agreed to
this 5 day of June, 1996.

By [SIG]
  ---------------------------
As PRESIDENT
  ---------------------------
Company Name: T.HQ, INC.